Prepaid Expenses and Other Current Assets, Net (Details) - Schedule of Prepaid Expenses and Other Current Assets, Net - USD ($) $ in Thousands		Mar. 31, 2024	Mar. 31, 2023
Current
Prepaid professional fee (note a)	[1]	$ 460	$ 72
Prepaid information technology expenses		30	60
Prepaid office expenses		82	29
Prepaid marketing expenses (note b)	[2]	813
Deferred IPO costs			343
Others		7	9
Total prepaid expenses and other current assets, net - current		1,392	513
Non-current
Prepaid professional expenses (note a)	[1]	450
Total prepaid expenses - non-current		$ 450

[1]	Prepaid professional fee are virtual asset business solutions consultancy fee advanced to the advisors. The service is expected to be provided from year 2024 to year 2028.
[2]	Prepaid marketing expenses are associated with marketing, branding creation, and AI video production services that are paid for in advance to marketing firms.